UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2025
QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.
On January 9, 2025, Quanterix Corporation, a Delaware corporation (the “Company” or “Quanterix”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Wellfleet Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Akoya Biosciences, Inc., a Delaware corporation (“Akoya”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Akoya (the “Merger”), with Akoya surviving such Merger as a wholly owned subsidiary of the Company.
In connection with the announcement of entry into the Merger Agreement, the Company hosted a webinar to discuss the Merger on January 10, 2025. The transcript of the discussion is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
To provide supplemental information regarding the proposed transaction, the Company additionally prepared forms of e-mail communications with employees, customers and vendors, and a form of responses to frequently asked questions by employees. These communications are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated by reference herein.
Also in connection with the announcement of entry into the Merger Agreement, on January 10, 2025, the Company and its Chief Executive Officer published certain social media posts on their corporate LinkedIn and X accounts, and personal LinkedIn account, respectively. These social media posts are attached hereto as Exhibit 99.6 and are incorporated by reference herein.
The information in Item 7.01 of this Current Report (including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Important Additional Information

In connection with the Merger, Quanterix will file with the SEC a registration statement on Form S-4 (the “registration statement”), which will contain a joint proxy statement of Quanterix and Akoya and a prospectus of Quanterix (the “joint proxy statement/prospectus”), and each of Quanterix and Akoya may file with the SEC other relevant documents regarding the Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY QUANTERIX AND AKOYA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QUANTERIX, AKOYA AND THE MERGER. A definitive copy of the joint proxy statement/prospectus will be mailed to Quanterix and Akoya stockholders when that document is final. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Quanterix and Akoya, free of charge from Quanterix or Akoya or from the SEC’s website when they are filed. The documents filed by Quanterix with the SEC may be obtained free of charge at Quanterix’s website, at www.quanterix.com, or by requesting them by mail at Quanterix Investor Relations, 900 Middlesex Turnpike, Billerica, MA 01821. The documents filed by Akoya with the SEC may be obtained free of charge at Akoya’s website, at www.akoyabio.com, or by requesting them by mail at Akoya Biosciences, Inc., 100 Campus Drive, 6th Floor, Marlborough, MA 01752, Attn: Chief Legal Officer.

Participants in the Solicitation

Quanterix and Akoya and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Quanterix or Akoya in respect of the Merger. Information about Quanterix’s directors and executive officers is available in Quanterix’s proxy statement dated April 15, 2024, for its 2024 Annual Meeting of Stockholders, and other documents filed by Quanterix with the SEC. Information about Akoya’s directors and executive officers is available in Akoya’s proxy statement dated April 23, 2024, for its 2024 Annual Meeting of Stockholders, and other documents filed by Akoya with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Quanterix or Akoya as indicated above.

No Offer or Solicitation

This Current Report and the Exhibits hereto shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed Merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this Current Report which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, among other things, projections as to the anticipated benefits of the Merger as well as statements regarding the impact of the Merger on Quanterix’s and Akoya’s business and future financial and operating results, the amount and timing of synergies from the Merger and the closing date for the Merger. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Quanterix and Akoya caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Quanterix or Akoya; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger) and stockholder approvals or to satisfy any of the other conditions to the Merger on a timely basis or at all; the possibility that the anticipated benefits and synergies of the Merger are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Quanterix and Akoya do business; the possibility that the Merger may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; changes in Quanterix’s share price before the closing of the Merger; risks relating to the potential dilutive effect of shares of Quanterix common stock to be issued in the Merger; and other factors that may affect future results of Quanterix, Akoya and the combined company. Additional factors that could cause results to differ materially from those described above can be found in Quanterix’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, Akoya’s Annual Report on Form 10-K for the year ended December 31, 2023, and in other documents Quanterix and Akoya file with the SEC, which are available on the SEC’s website at www.sec.gov.

All forward-looking statements, expressed or implied, included in this Current Report are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Quanterix’s or Akoya’s underlying assumptions prove to be incorrect, actual results may differ materially from what Quanterix and Akoya anticipate. Quanterix and Akoya caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Neither Quanterix nor Akoya assumes any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description
99.1	Investor Call Transcript, dated January 10, 2025.
99.2	Form of E-Mail Communication to Employees, dated January 10, 2025.
99.3	Form of E-Mail Communication to Customers, dated January 10, 2025.
99.4	Form of E-Mail Communication to Vendors, dated January 10, 2025.
99.5	Form of Frequently Asked Question Responses to Employees, dated January 10, 2025.
99.6	Social Media Posts, dated January 10, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Vandana Sriram
Vandana Sriram
Chief Financial Officer
Date: January 10, 2025